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                                                                    Exhibit 10.6

                                    GUARANTEE

            This GUARANTEE, dated as of May 11, 1999 (this "Guarantee"), is executed by Robinson Property Group, Limited Partnership, a Mississippi limited partnership (the "Guarantor") for the benefit of Horseshoe Gaming Holding Corp., a Delaware corporation (the "Company").

                                    RECITALS:

            WHEREAS, Horseshoe Gaming, L.L.C., a Delaware limited liability company ("Horseshoe Gaming"), has executed a promissory note, of even date herewith (the "Note"), in the principal amount of $240,349,125 to the order of the Company; and

            WHEREAS, Horseshoe Gaming has agreed to cause the Guarantor to deliver a guarantee of its obligations under the Note pursuant to and in accordance with this Guarantee.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

            1. The Guarantor hereby irrevocably and unconditionally guarantees:

                  (a) the full and prompt payment when due (whether at maturity, by optional or mandatory prepayment, upon acceleration or otherwise) of the principal and interest payable on the Note;

                  (b) the payment of all other obligations and indebtedness (including, without limitation, all obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506 (b), would become due) of Horseshoe Gaming now existing or hereafter incurred under, arising out of, or in connection with the Note;

                  (c) the due performance and compliance by Horseshoe Gaming with all of the terms, conditions and agreements contained in the Note; and

                  (d) all renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the foregoing (all such principal, interest, obligations, indebtedness, performance, compliance and payments, collectively, the "Guaranteed Obligations").
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            All payments by the Guarantor under this Guarantee shall be made on the same basis as payments by Horseshoe Gaming under the Note.

            This guarantee is a primary obligation of the Guarantor and is a guarantee of payment, and not merely of collection.

            2. The Company may, at any time and from time to time, without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  (c) exercise or refrain from exercising any rights against Horseshoe Gaming or others, or otherwise act or refrain from acting;

                  (d) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Horseshoe Gaming to creditors of Horseshoe Gaming other than the Company and the Guarantor;

                  (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Horseshoe Gaming to the Company regardless of what liabilities or liabilities of Horseshoe Gaming remain unpaid;

                  (f) consent to or waive any breach of, or any act, omission or default under, the Note, or otherwise amend, modify or supplement the Note; or

                  (g) act or fail to act in any manner referred to in this Guarantee which may deprive the Guarantor of its right to subrogation against Horseshoe Gaming to recover full indemnity for any payments made pursuant to this Guarantee.


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            3. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guarantee of the indebtedness of Horseshoe Gaming whether executed by the Guarantor or by any other person or entity, and the liability of the Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to the application of payment by Horseshoe Gaming or any other person or entity; (b) any other continuing or other guarantee, undertaking or maximum liability of the Guarantor or of any other person or entity as to the indebtedness of Horseshoe Gaming; (c) any payment on or in reduction of any such other guarantee or undertaking; (d) any dissolution, termination or increase, decrease or change in personnel by Horseshoe Gaming;
(e) any payment made to the Company in respect of the Guaranteed Obligations which the Company repays to Horseshoe Gaming or the Guarantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding; (f) any action or inaction by the Company as contemplated by Section 2 hereof; or
(g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations. Notwithstanding the foregoing, the Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of the Guaranteed Obligations is rescinded or must otherwise be restored by the Company, upon the insolvency, bankruptcy or reorganization of Horseshoe Gaming or otherwise, as though such payment had not been made.

            4. The obligations of the Guarantor hereunder are independent of the obligations of Horseshoe Gaming, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against Horseshoe Gaming, and whether or not Horseshoe Gaming be joined in any such action or actions.

            5. The Guarantor represents and warrants to the Company as follows:

                  (a) The Guarantor (i) is a duly formed and validly existing limited partnership in good standing under the laws of the jurisdiction of the State of Mississippi and (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged.

                  (b) The Guarantor has the power to execute, deliver and perform the terms and provisions of this Guarantee and has taken all necessary action to authorize the execution, delivery and performance by it of this Guarantee. The Guarantor has duly executed and delivered this Guarantee, and this Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy,


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insolvency, reorganization or similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                  (c) Neither the execution, delivery or performance by the Guarantor of this Guarantee, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or
(iii) will violate any provision of the certificate of limited partnership, partnership agreement or other organizational documents of the Guarantor, excluding from the foregoing clauses (i) and (ii) such contraventions, conflicts, breaches or defaults which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition of the Guarantor or its ability to perform its obligations under this Guarantee.

            6. This Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Company in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor and the Company shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Company would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Company to any other or further action in any circumstances without notice or demand.

            7. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Company and its permitted successors and assigns.

            8. This Guarantee will terminate automatically upon the payment in full of the principal of and interest on the Note. Neither this Guarantee nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination shall be in a writing signed by the Company.


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            9. Notices given pursuant to any provision of this Agreement shall be deemed given when received and shall be addressed as follows: (i) if to the Company to Horseshoe Gaming Holding Corp., 4024 S. Industrial Road, Las Vegas, Nevada 89103, with a copy to Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, 20th Floor, New York, New York 10022, Attention: Robert M. Friedman, Esq. and (ii) if to the Guarantor, c/o Horseshoe Gaming Holding Corp., 4024 S. Industrial Road, Las Vegas, Nevada 89103, with a copy to Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, 20th Floor, New York, New York 10022,
Attention: Robert M. Friedman, Esq., or in any case to such other address as the person to be notified may have requested in writing.

            10. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Horseshoe Gaming or others (including the Guarantor), with respect to the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Company shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

            11. The Guarantor confirms that neither the guarantee by the Guarantor pursuant to this Guarantee nor any liability or payment by it hereunder shall (i) render the Guarantor "insolvent," or (ii) constitute a fraudulent transfer or conveyance, or (iii) constitute a transaction at an undervalue or preference, or (iv) give rise to any similar or analogous event, thing or circumstance, in each case, for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyances Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Company and the Guarantor hereby irrevocably agree that the Guaranteed Obligations shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the Guaranteed Obligations hereunder neither rendering the Guarantor "insolvent" nor constituting such fraudulent transfer or conveyance, such transaction at an undervalue or preference or such other event, thing or circumstance, in each case, under any such law.

            12. This Guarantee and the rights and obligations of the Company and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York, including without limitation, Section 5-1401 of The New York General Obligations Law.

            13. The Guarantor hereby:

                  (a) waives any right to require the Company to proceed against Horseshoe Gaming or any other party, or pursue any other remedy in the Company' power whatsoever;


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                  (b) waives any defense based on or arising out of any defense of Horseshoe Gaming or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of Horseshoe Gaming or any other party, the absence of any other party in any proceeding or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Horseshoe Gaming other than payment in full of the Guaranteed Obligations;

                  (c) agrees that the Company may, at its election, exercise any right or remedy the Company may have against Horseshoe Gaming or any other party, without affecting or impairing in any way the liability of the Guarantor hereunder, and waives any defense arising out of any such election by the Company, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against Horseshoe Gaming or any other party;

                  (d) waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guarantee, and notices of the existence, creation or incurring of new or additional indebtedness;

                  (e) assumes all responsibility for being and keeping itself informed of the financial condition and assets of Horseshoe Gaming, and of all other circumstances bearing upon the risk of non-payment of the Guaranteed Obligations and the nature, scope and extent of the risks the Guarantor assumes and incurs hereunder, and agrees that the Company shall have no duty to advise the Guarantor of information known to it regarding such circumstances or risks;

                  (f) so long as the Guaranteed Obligations remain unpaid, the Guarantor hereby agrees that it will not claim and hereby irrevocably waives for such period all rights of subrogation it may at any time otherwise have as a result of this Guarantee (whether contractual, under Section 509 of the United States Bankruptcy Code, or otherwise) to the claims of the Company against Horseshoe Gaming; and

                  (g) waives all claims (as such term is defined in the United States Bankruptcy Code) it may at any time otherwise have against Horseshoe Gaming arising from any transaction whatsoever, including without limitation, its right to assert or enforce any such claims.

            The Guarantor acknowledges that it will receive substantial direct and indirect benefits from this Guarantee, the Note and the transactions contemplated in connection therewith and the waivers set forth herein are knowingly made in contemplation of such benefits. The Guarantor warrants and agrees that each of the waivers set forth in this Guarantee is made with full knowledge of its significance and


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consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

            14. Any rights of the Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Horseshoe Gaming or to receive any payment from Horseshoe Gaming shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Guaranteed Obligations. The Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Guaranteed Obligations have been paid and performed in full and any such sums received in violation of this Guarantee shall be received by the Guarantor in trust for the Company.

            15. The Guarantor hereby consents to the Company's pledge of this Guarantee and the other Pledged Collateral (under and as defined in that certain Horseshoe Note Pledge and Security Agreement, of even date herewith (the "Pledge Agreement"), among the Company, Horseshoe Gaming and U.S. Trust Company, National Association, as trustee (the "Trustee") under the Indenture, of even date herewith, between the Company and the Trustee relating to the Company's 85/8% Senior Subordinated Notes due 2009) to the Trustee and to all other terms of the Pledge Agreement. Notwithstanding the terms of this Guarantee or any other agreement or any instructions from the Company or any other entity to the contrary, the Guarantor agrees to make all payments that become due under this Guarantee to the Trustee (1) if the Trustee delivers written notice to the Guarantor that an Event of Default (as defined in the Indenture) has occurred and is continuing and (2) on and after the Maturity Date (as defined in the Note). Once the Guarantor becomes obligated to make payments hereunder to the Trustee, it shall remain so obligated until otherwise instructed by the Trustee. The Guarantor shall not enter into any agreement with any other Person that is inconsistent with its obligations under this paragraph 15. The Guarantor acknowledges that no amendment, modification, or waiver of any provision of this Guarantee will be valid without the Trustee's prior written consent.


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            IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed and delivered as of the date first above written.

                                    GUARANTOR:

                                    ROBINSON PROPERTY GROUP,
                                    LIMITED PARTNERSHIP

                                    By: Horseshoe GP, Inc.,
                                        its General Partner

                                        By: /s/ Kirk C. Saylor
                                            ----------------------------------
                                            Name: Kirk C. Saylor
                                            Title: Chief Financial Officer and
                                                   Treasurer